Exhibit 10.26

CONTRACT FOR ADVERTISEMENT PUBLISHING AT WWW.HAO123.COM

Contract No.: 20101227

PARTY A:	SHANGHAI HUAQIANSHU INFORMATION TECHNOLOGY CO., LTD.

PARTY B:	BEIJING TONGZHOU KUXUN MEDIA ADVERTISING CO., LTD.

Based on the principles of efficiency and promptness, with regard to matters related to Party A’s advertisement publishing on the website www.hao123.com, the parties hereby agree to the following terms.

ARTICLE I. DETAILS OF THIS ADVERTISEMENT

Product Line	Form of Advertisement/ Position of Advertisement	Unit Price/ month		Total Fees		Period of Placement
Text links on Hao123’s homepage	Ming Zhan/ Highlighted in Red	RMB	[****]*	RMB	[****]*	January 1, 2011 – June 30, 2011
Text links on Hao123’s homepage	Ku Zhan/Friend Seeking/Black Font	RMB	[****]*	RMB	[****]*	January 1, 2011 – June 30, 2011

The corresponding texts and linking material are as follows:

Product Line	Form of Advertisement/ Position of Advertisement	Texts	Link
Text links on Hao123’s homepage	Ming Zhan/ Highlighted in Red	Century Jiayuan Friend Seeking	http://www.jiayuan.com/st?id=3237&ur I-http://www.jiayuan.com
Text links on Hao123’s homepage	Ku Zhan/Friend Seeking/Black Font	Century Jiayuan	http://www.jiayuan.com/

*  This portion has been omitted and filed separately with the Securities and Exchange Commission, pursuant to Rule 406 under the Securities Act of 1933, as amended.

ARTICLE II. TOTAL FEES FOR ADVERTISING PLACEMENT

The total fees for advertising placement (in RMB): [****]* in words: [****]* RMB.

ARTICLE III. ADVERTISING MATERIAL

Party A shall provide the wordings of the advertisement to Party B via e-mail 3 working days prior to the publishing of the advertisement.

ARTICLE IV. ALTERATION IN ADVERTISING MATERIAL

Party A shall be entitled to make one alteration to the advertising material within the publishing duration (provided that Party B shall be provided with 3 working days’ prior notice).

Party A shall be responsible for the legality and authenticity of the advertising materials provided, and shall bear the consequences of all disputes arising from such advertising materials.

ARTICLE V. METHOD OF PAYMENT

Date of Payment	Amount of Payment		Recipient
Prior to January 5, 2011	RMB	[****]*	Recipient: Beijing Tongzhou Kuxun Media Advertising Co., Ltd. Payment Account No.: [**********]* Account Opening Bank: [**********]*
Prior to February 5, 2011	RMB	[****]*
Prior to March 5, 2011	RMB	[****]*
Prior to April 5, 2011	RMB	[****]*
Prior to May 5, 2011	RMB	[****]*
Prior to June 5, 2011	RMB	[****]*

If Party A is late in payment, Party A shall pay Party B indemnification in the amount of 0.5% of the due but unpaid amount for each day of the delay.

ARTICLE VI. COMMENTS

1.               If prior to the publishing of the advertisement, Party A makes payment as required, this provision shall apply; if Party A fails to make payment on time and such delay is more than 2 working days, Party B is entitled to suspend the publishing of the advertisement and terminate this agreement; Party B shall provide “receipt (fa piao) for advertisement”.

2.               The parties confirm that this Contract for Advertisement Publishing shall be a one off cooperation. The confirmation of receipts, provision of service, formulation of price and discounts, and the investigation of responsibility etc of this cooperation are not related to other cooperation of the parties prior to or after this cooperation.

3.               This Contract shall be executed in two originals. Each Party shall retain one original. Faxed copies and original copies shall have the same legal effect.

PARTY A:	PARTY B:

SHANGHAI HUAQIANSHU INFORMATION TECHNOLOGY CO., LTD.	BEIJING TONGZHOU KUXUN MEDIA ADVERTISING CO., LTD.

(Company Seal) [seal: Shanghai Huaqianshu Information Technology Co., Ltd.]	(Company Seal) [seal: Beijing Tongzhou Kunxun Media Advertising Co., Ltd.]

Contact address: Room 1005, Level 10, 39 Anding Road, Chaoyang District, Beijing	Contact address: A-1101, Zhichun Building, 118 Zhichun Road, Haiding District, Beijing

Postcode: 100029	Postcode: 100086

Contact person: Xiaojing Yang	Contact person: Wei Zhang

Contact No.: 010-64428783-808	Contact No.: 010-62632016

Fax No.: 010-64422942	Fax No.: 010-62632016

Name of authorized representative:	Name of authorized representative:

Signature of authorized representative:	Signature of authorized representative:

/s/ Peng Gao	/s/ Wei Zhang

Date:	Date: December 30, 2010